OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                    Supplement dated September 7, 2000 to the
                       Prospectus dated December 22, 1999

The Prospectus is changed as follows:

1.    The supplement dated July 26, 2000 is replaced with this supplement.

2. The third paragraph under the heading: "How the Fund is Managed" on Page 11 of the prospectus is revised as follows.

      Portfolio Managers. The Portfolio Managers of the Fund are Jerry Webman and Merrell Hora. Mr. Webman is Senior Vice President, Senior
      Investment Officer and Director of the Fixed Income Department of the Manager. Mr. Hora is an Assistant Vice President and Portfolio Manager of the Manager. They are the persons principally responsible for the day-to-day management of the Fund's portfolio, and became the Fund's Portfolio Managers on August 28, 2000.

      Prior to joining the Manager in February 1996, Mr. Webman was a Vice-President and portfolio manager at Prudential Investment Corporation from November 1990. Mr. Hora became a Portfolio Manager of the Manager in August 2000. He was Senior Quantitative Analyst for the Manager's Fixed Income Department's Quantitative Analysis Team from July 1998 until August 2000. Before joining the Manager in July 1998, Mr. Hora was a quantitative analyst for Access Financial, a subsidiary of Cargill Financial Services Group, in 1997 and was a teaching assistant, instructor and research assistant at the University of Minnesota from 1991 to 1998.

3. On February 29, 2000, the Board of Directors of Oppenheimer Main Street Funds, Inc. on behalf of Main Street California Municipal Fund approved, subject to the approval by shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan") with Oppenheimer California Municipal Fund pursuant to which the Fund would be reorganized with and into Oppenheimer California Municipal Fund. A proxy statement will be sent to shareholders of the Fund.

4. Effective April 1, 2000, the Manager withdrew its voluntary undertaking to limit its management fees to a maximum annual rate of 0.40%. Accordingly, the last three sentences in the paragraph under the table entitled "Annual Fund Operating Expenses" on page 6 are removed.




Continued on next page

5. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

      The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more (other than by retirement plans, which are not permitted in the Fund).































September 7, 2000                                             PS0725.017

                 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                    Supplement dated September 7, 2000 to the
            Statement of Additional Information dated December 22, 1999

The Statement of Additional Information is changed as follows:

1. The section entitled "Directors and Officers of the Fund" has the following change on page 31. Delete Christian Smith and add the following biographies for Jerry A. Webman and Merrell Hora.

     Jerry A. Webman, Portfolio Manager, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Senior Vice  President  and  Senior  Investment  Officer of the  Manager  (since
     February 1996) and of HarbourView Asset Management  Corporation  (since May
     1999); before joining the Manager in February 1996, he was a Vice-President and portfolio manager with Prudential Mutual Funds - Investment Management Inc. (March 1986 - February 1996).

    Merrell Hora, Portfolio Manager, Age: 32.
Two World Trade Center, New York, New York 10048-0203
Assistant Vice President of the Manager (since July 1998); Portfolio Manager of the Manager since August 2000, Senior Quantitative Analyst for the Manager's Fixed Income Department's Quantitative Analysis Team from July 1998 until August 2000; prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group (January 1997 - September 1997) and was a teaching assistant, instructor and research assistant at the University of Minnesota from which he obtained his Ph.D. in Economics.





September 7, 2000                                                   PX0725.006